GOODWILL	12 Months Ended
Dec. 31, 2023
Goodwill Abstract
GOODWILL
NOTE 7 - GOODWILL

All the Company’s goodwill relates to its airport security segment. The change in goodwill during the year is as follows:

	2023	2022
Balance as of the beginning of the year	$646	$690
Goodwill acquired during the year	-	-
Impairment losses	-	-
Exchange rate effect	22	(44)
Balance as of the end of the year	$668	$646

At December 31, 2023 and 2022, the Company performed qualitative assessments to determine if it was more likely than not that the fair value of the reporting units exceeded its carrying values, including goodwill. The qualitative assessments indicated that it was more likely than not that the fair value exceeded the carrying value of the reporting unit.

During the years ended on December 31, 2023, 2022 and 2021, the Company recognized impairment charges of $0, $0 and $139, respectively.